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                                                                   EXHIBIT 10.19

                             STOCK PLEDGE AGREEMENT


         THIS AGREEMENT is entered into as of May 14, 1999 by KEN GAVRANOVIC ("Pledgor"), and INTERLAND, INC., a Georgia corporation ("Pledgee").

         WHEREAS, Pledgee has accepted from Pledgor (i) that certain Promissory Note dated December 10, 1998; and (ii) that certain Promissory Note dated May 14, 1999, executed by Pledgor in favor of Pledgee (said Promissory Notes being collectively referred to as the "Note");

         WHEREAS, as a condition to accepting the Note, and without which Pledgee would not have accepted the Note, Pledgee has required Pledgor to pledge to Pledgee the Pledged Securities (as defined below) pursuant to the terms and conditions contained herein in order to secure all of Pledgor's obligations to Pledgee under the Note; and

         WHEREAS, Pledgor desires to so pledge the Pledged Securities to Pledgee.

         THEREFORE, for and in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. SECURITY FOR OBLIGATIONS. This Agreement is for the benefit of Pledgee to secure the prompt payment in full when due, whether upon demand or otherwise, of any and all amounts due to Pledgee from Pledgor under the Note (collectively, the "Secured Obligations").

         2.       PLEDGED SECURITIES.

                  2.1. Pledged Stock. As used herein, the term "Pledged Stock" means 400,000 shares of the no par value per share common stock of the Company, presently represented by certificate(s) number(ed) _75, and all replacements and substitutions therefor.

                  2.2. Pledgor's Representations and Warranties. Pledgor hereby represents and warrants that (i) he is the legal, record and beneficial owner of, and has good and marketable title to, the Pledged Securities, subject to no lien, claim, charge, encumbrance or security interest whatsoever, however evidenced or created, other than that created by this Agreement in favor of Pledgee; (ii) he has full power, authority and legal right to pledge all the Pledged Securities pursuant to this Agreement; and (iii) the pledge and delivery of the Pledged Securities pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Securities, and any and all proceeds thereof, which security interest is not subject to any prior lien, claim, charge, encumbrance or security interest.


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         3.       PLEDGE OF SECURITIES, ETC.

                  3.1. Pledge. To secure the Secured Obligations and for the purposes set forth in Section 1, Pledgor hereby pledges to Pledgee the Pledged Stock, together with (i) any and all certificates or other instruments now or hereafter representing any or all of the Pledged Stock accompanied by stock powers duly executed in blank by Pledgor, and (ii) all cash and non-cash proceeds of the foregoing; and hereby assigns, transfers, hypothecates and sets over to Pledgee all of Pledgor's right, title and interest in and to the Pledged Stock (and in and to the certificates or instruments evidencing the items described in clause (i) above) to be held by Pledgee, upon the terms and conditions set forth in this Agreement. Pledgor shall deliver to Pledgee all certificates and instruments evidencing the items described in clause (i) above promptly upon Pledgor's receipt thereof.

                  3.2. Definition of Pledged Securities and Collateral. The Pledged Stock and all items described in clause (i) of Section 3.1 hereof are hereinafter collectively called the "Pledged Securities," and the Pledged Securities, together with all other securities and moneys received or to be received and at the time held by Pledgee hereunder and any cash or non-cash proceeds of any of the foregoing, are hereinafter collectively called the "Collateral."

         4. VOTING, ETC. Unless and until an Event of Default (as defined below) occurs and is continuing, Pledgor shall be entitled to vote any and all Pledged Stock and to give consents, waivers or ratifications in respect thereof.

         5.       EVENT OF DEFAULT.

                  5.1. Definition of Event of Default. "Event of Default" means any default or event of default under the Note.

                  5.2. Remedies. If an Event of Default occurs and is continuing, Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by law and including, without limitation, all rights and remedies of a secured party of a debtor in default under the Uniform Commercial Code (the "Code") in effect in the State of Georgia at that time) for the protection and enforcement of its rights in respect of the Collateral, and Pledgee shall be entitled, without limitation, to exercise the following rights and remedies:

                           (a) to receive all amounts payable in respect of the Collateral to Pledgor and to enforce the payment of the Pledged Securities and to exercise all of the rights, powers, and remedies of Pledgor thereunder;

                           (b)      to transfer all or any part of the
         Collateral into Pledgee's name or the name of its nominee(s);


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                           (c)      to vote all or any part of the Collateral
         (whether or not transferred into the name of Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof; and

                           (d) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral in one or more parcels, or any interest therein, at any public or private sale at any exchange, broker's board or at any of Pledgee's offices or elsewhere, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby expressly and irrevocably waived by Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as Pledgee in its sole discretion may determine. Pledgor agrees that to the extent that notice of sale shall be required by any applicable law that ten business days notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.

         6. REMEDIES, ETC. CUMULATIVE. Each right, power and remedy of Pledgee provided for in this Agreement or any other financing document or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by Pledgee of any one or more of the rights, powers or remedies provided for in this Agreement or any other financing document or now or hereafter existing at law or in equity, or by statute or otherwise, shall not preclude the simultaneous or later exercise by Pledgee of all such other rights, powers or remedies, and no failure or delay on the part of Pledgee to exercise any such right, power or remedy shall operate as a waiver thereof.

         7. APPLICATION OF PROCEEDS. All moneys collected by Pledgee upon any sale, collection or other disposition of the Collateral, together with all other moneys received by Pledgee hereunder, shall be applied to the payment of the Secured Obligations then due, and Pledgee shall be entitled to any surplus then remaining.

         8. COVENANTS OF PLEDGOR. Pledgor covenants and agrees that (i) Pledgor shall not grant or suffer to exist any other lien, claim, charge, encumbrance or security interest whatsoever, however evidenced or created, other than that created by this Agreement in favor of Pledgee whether or not subordinate to the liens granted hereunder, and (ii) Pledgor will defend Pledgee's right, title and security interest in and to the Pledged Securities and the proceeds thereof against the claims and demands of all persons whomsoever.

         9. NOTICES, ETC. All notices and other communications hereunder shall be effective on the third day after being deposited in the United States mail, first class postage prepaid, certified or registered, return receipt requested, to the respective parties at their last known addresses. Each party may give to the other notice of a change of its address as


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provided in this Section 9, provided however that no notice of such change of address shall be effective until actual receipt thereof by the addressee.

         10. TERMINATION, RELEASE. Upon the full payment and performance of all of the Secured Obligations, this Agreement shall terminate, and Pledgee shall execute and deliver to Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to Pledgor (without recourse and without any representation or warranty) such of the Collateral as is in Pledgee's possession and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by Pledgee hereunder.

         11. MISCELLANEOUS. This Agreement shall create a continuing security interest in the Collateral and shall be binding upon the successors and assigns of Pledgor, and shall inure to the benefit of and be enforceable by Pledgee and its successors and assigns. This Agreement may be changed, waived, discharged or terminated only in a writing signed by the parties or as otherwise expressly provided herein. Unless otherwise defined herein or in the Note, terms defined in Article 9 of the Code in the State of Georgia are used herein as therein defined. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof.

         12. GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of Georgia (without giving effect to its conflict of laws principles).

         IN WITNESS WHEREOF, Pledgor and Pledgee have each executed this Agreement as of the date first above written.


                                                  /s/ Ken Gavranovic
                                         -----------------------------------
                                         KEN GAVRANOVIC



                                         INTERLAND, INC.


                                         By:      /s/ Barbara Wilson
                                            --------------------------------
                                                  Name:  Barbara Wilson
                                                  Title: Vice President


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                             IRREVOCABLE STOCK POWER


         FOR VALUE RECEIVED, the undersigned, KEN GAVRANOVIC ("Assignor"), has fully and irrevocably granted, assigned and transferred and hereby does fully and irrevocably grant, assign and transfer to INTERLAND, INC., and the successors, transferees, assigns and personal representatives thereof (collectively referred to herein as "Assignee"), the following property:

                  400,000 shares of the Common Stock of Interland, Inc., represented by Certificate(s) No. 75 and standing in Assignor's name on the books of said corporation.

             Assignor hereby irrevocably appoints Assignee to be Assignor's true and lawful attorney-in-fact, with full power of substitution, and empowers Assignee, for and in the name and stead of Assignor, to sell, transfer, hypothecate, liquidate or otherwise dispose of all or any portion of the above-described securities, from time to time, and, for that purpose, to make, sign, execute and deliver any documents or perform any other act necessary for such sale, transfer, hypothecation, liquidation or other disposition. Assignor acknowledges that this appointment is coupled with an interest and shall not be revocable by Assignor's death or for any other reason. Assignor hereby ratifies and approves all acts that Assignee or any substitute therefore shall do by virtue hereof.

             IN WITNESS WHEREOF, the undersigned has executed this document as of May 14, 1999.



                                           /s/ Ken Gavranovic
                                         -----------------------------------
                                         KEN GAVRANOVIC



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